UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 14, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

             001-11001                              06-0619596
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      (Commission File Number)          (IRS Employer Identification No.)


   3 High Ridge Park, Stamford, Connecticut                    06905
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   (Address of principal executive offices)                  (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement
               ------------------------------------------

                    On May 14, 2009, the stockholders of Frontier Communications
               Corporation   (the  "Company")   approved  the  adoption  of  the
               Company's 2009 Equity Incentive Plan (the "Plan").

                    A description  of the material  terms and  conditions of the
               Plan were previously reported in the Company's Proxy Statement dated April 6, 2009 (the "Proxy Statement") under the heading "Proposed 2009 Equity Incentive Plan." Such description from the Proxy Statement is incorporated herein by reference. The description is qualified by reference to the Plan, which is attached as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.02      Departure of Directors or Principal Officers; Election of
               ----------------------------------------------------------
               Directors; Appointment of Principal Officers; Compensatory
               ----------------------------------------------------------
               Arrangements of Certain Officers.
               ---------------------------------

                    The  information  set forth under Item 1.01 of this  Current
               Report on Form 8-K is incorporated herein by reference.

Item 5.04      Temporary Suspension of Trading under Registrant's Employee
               -----------------------------------------------------------
               Benefit Plans
               -------------

                    (b) On March  23,  2009,  the  Company  sent a  notice  (the
               "Original Notice") to its directors and executive officers informing them of a proposed blackout period (the "Blackout Period") regarding the Frontier Communications Corporation 401(k) Savings Plan (the "401(k) Plan"). A copy of the Original Notice was attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on March 23, 2009 and is incorporated herein by reference.

                    The  Blackout  Period  was  required  in order  to  effect a transition of the administration of the 401(k) Plan to a new service provider and was expected to commence during the week beginning April 19, 2009 and to end during the week beginning May 17, 2009.

                    Completion   of  the   transition   occurred   earlier  than
               anticipated. On May 18, 2009, the Company sent an updated notice (the "Updated Notice") to its directors and executive officers informing them that the Blackout Period had ended on May 14, 2009.

                    The Updated  Notice was provided to the Company's  directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR. A copy of the Updated Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01      Other Events
               ------------

                    The  information  set forth in the press  release  issued by
               Frontier Communications Corporation on May 18, 2009 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

              (d)   Exhibits

               99.1 Notice of Lifting of  Blackout  Period  provided to Frontier
                    Communications Corporation directors and executive officers

               99.2 Press Release of Frontier Communications  Corporation issued
                    May 18, 2009.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FRONTIER COMMUNICATIONS CORPORATION


Date:  May 18, 2009                         By: /s/ Robert J. Larson
                                            -------------------------------
                                            Robert J. Larson
                                            Senior Vice President and
                                            Chief Accounting Officer